Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Compensation Committee and the independent members of the Board of Directors generally approve annual long-term equity awards for the Company’s executive officers, including each of the NEOs, at their regularly scheduled meetings in May of each year. Awards to non-executive employees are also typically granted in May. Although the Company does not currently grant stock options, employees may enroll to purchase shares of the Company’s common stock under the terms of the Amended and Restated Employee Stock Purchase Plan with purchases generally made in June and December using payroll deductions accumulated over the prior six-month period. In special circumstances, including the hiring or promotion of an individual or where the Compensation Committee or its authorized delegate otherwise determines it is in the best interest of the Company, the Company may approve grants to be effective at other times. The Company may change these incentive grant practices in the future. The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	The Compensation Committee and the independent members of the Board of Directors generally approve annual long-term equity awards for the Company’s executive officers, including each of the NEOs, at their regularly scheduled meetings in May of each year. Awards to non-executive employees are also typically granted in May.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false